Exhibit 10.6

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN SCHEDULES AND EXHIBITS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

FORM OF SUBSCRIPTION AGREEMENT FOR

CLASSES OF INITIAL SHARES OF FORTRESS CREDIT REALTY INCOME TRUST

Instructions:

In order for the undersigned (“you”, “your” or the “Subscriber”) to purchase common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fortress Credit Realty Income Trust, a Maryland statutory trust (“Fortress Credit Realty Income Trust” or the “Trust”), please follow the below instructions to execute and deliver this agreement (this “Subscription Agreement”). Capitalized terms used, but not defined, herein shall have the respective meanings given to them in the Confidential Private Placement Memorandum of Fortress Credit Realty Income Trust (as the same may be modified, updated or supplemented from time to time, the “Memorandum”).

1.	Your Investment

Investment Amount	$ 100,000,000

Investment Method	By wire	Account Name: [***]
Bank Name: [***]
ABA: [***]
DDA: [***]

*	Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money wires, third-party checks, or traveler’s checks are not accepted.

The Investment Amount listed above shall be treated as a binding capital commitment to the Trust. If your subscription is accepted, the Trust may call capital from you at one or more future monthly closings, in the Trust’s discretion, provided that your aggregate subscription in the Trust shall not exceed the Investment Amount listed above. If your subscription is not accepted in full by March 31, 2025, you may terminate this Subscription Agreement upon written notice to the Trust. In such event, any funds received by the Trust from the Subscriber shall be promptly returned without interest or deduction, and neither party shall have any further obligations or liabilities under this Subscription Agreement. The Trust shall inform you of the amount being drawn down and confirm wire instructions in advance of the relevant closing. The purchase price per Share for the Shares purchased at the initial closing will equal $20.00 per Share. Thereafter, the purchase price per Share for the Shares purchased at each applicable closing will equal the then-current transaction price, which will generally be the prior month’s NAV per Share for the applicable class of Shares. Except as provided in this paragraph, this subscription is and shall be irrevocable unless any portion thereof is rejected by the Trust.

SHARE CLASS SELECTION (required)

Each of the classes of Shares below (i) has a minimum initial investment of $25,000, (ii) has a minimum subsequent investment of $500 and (iii) is available for eligible investors as disclosed in the Memorandum. Please ensure that you carefully read and understand the terms of each of the classes below in the Memorandum before making your selection:

☒  Class B Shares* only available to investors that (i) invest, in the aggregate, at least $100 million in Shares, either on their own, or together with a group of commonly advised investors (provided, however, that the Adviser may accept lesser amounts for Class B Share eligibility in its discretion), and (ii) are otherwise eligible to purchase Class I Shares

 ☐ Class I Shares

*
If you have selected Class B Shares above, by executing this Subscription Agreement you hereby acknowledge and agree that (i) any determination as to whether you are part of a group of commonly advised investors will be made by the Adviser in its sole discretion and (ii) in the event that the Adviser determines that you are not part of a group of commonly advised investors that are eligible to purchase Class B Shares, you will, instead, be issued Class I Shares.

2.	Ownership Type (Select only one)

Individual Investors:

☐ Individual	☐ Tenants in Common	☐ Joint Tenants with Rights of Survivorship
☐ Joint Tenants	☐ Community Property	☐ Individual 401k Account
☐ Individual Retirement Account – Roth	☐ Individual Retirement Account – Rollover	☐ Individual Retirement Account – SEP
☐ Individual Retirement Account – Other	☐ Uniform Gift to Minors Act - State of (minor information must be included in Section 3 (“Subscriber Information”) below)

Entity Investors:

☐ Taxable Trust	☐ Grantor Trust	☐ Other Disregarded Entity
☐ Tax- Exempt Trust	☐ Corporation	☐ Keogh Plan
☐ Partnership	☐ LLC – C- Corp	☐ LLC - Partnership
☐ LLC – S-Corp	☐ S-Corporation	☐ Foundation/Endowment
☑ C- Corporation	☐ Fund of Hedge Fund	☐ Charity/Welfare Organization
☐ Insurance Company	☐ Employee Benefit Plan	☐ Private Equity
☐ Taft Hartley Plan	☐ Pension Plan	☐ Qualified Pension Plan and Profit Sharing Plan
☐ Estate – Name of Executor: ____________________		☐ Other: __________________

Custodian Information (if applicable):

Custodian Name:	Banco BTG Pactual S.A. - Cayman Branch

Custodian Tax ID:	[***]

Client Account Number:	[***]

Daytime Phone Number:	[***]

The undersigned confirm(s), which confirmation is made on behalf of the custodian, that the custodian will accept distributions on behalf of the Subscriber pursuant to an agreed upon custodial agreement between the Subscriber and the custodian. The custodian agrees to accept distributions on behalf of the Subscriber until such custodial agreement is amended, terminated or the Subscriber notifies Fortress Credit Realty Income Trust of a change in distribution methodology.

X	/s/ Fabio Scal	July 31, 2024
	Custodian Signature	Date

X	/s/ Amanda Senna Ferreira	July 31, 2024
	Custodian Signature	Date

3.	Subscriber Information

Note: If the Subscriber is an Individual Retirement Account (“IRA”) or 401k Account, please complete sub-section A below with respect to the individual owner of the account. If the Subscriber is a disregarded entity or grantor trust, please complete sub-section A below with respect to the owner or grantor and sub-section C below with respect to the entity or trust.

A.	Individual Investors

Subscriber Information (Residential street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than residential street address.)

First Name	(MI)	Last Name

Social Security Number/Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address

City	State	Zip Code

Email Address

Are you a Fortress Employee, Officer, Director or Affiliate? (required)

☐ No	☐ Yes

If yes, please select one of the below:

☐ Fortress Employee	☐ Fortress Officer or Director	☐ Fortress Affiliate

Required for Non-U.S. Citizens:

If you are a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship/Domicile ___________________

B.	Co-Investors

Co-Investor Information (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name

Social Security Number/Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address

City	State	Zip Code

Email Address

Is the Co-Investor a Fortress Employee, Officer, Director or Affiliate? (required)

☐ No	☐ Yes

If yes, please select one of the below:

☐ Fortress Employee	☐ Fortress Officer or Director	☐ Fortress Affiliate

Required for Non-U.S. Citizens:

If you are a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship/Domicile ___________________

C.	Entity Investors (including ERISA Plans, Trusts, Corporations, Partnerships, Limited Liability Companies)

Subscriber Information (Street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than street address.)

BTG PACTUAL NY CORPORATION
Name of Subscribing Entity

[***]
Tax ID (If Non-U.S., indicate country)	Global Intermediary Identification Number (GIIN), if any

11/12/2011
Date of Formation (MM/DD/YYYY)

601 LEXINGTON AVENUE, 57TH FLOOR - NEW YORK, NY 10022
Street Address	City	State	Zip Code

Client Relationship		[***]
Primary Contact/Trustee/Authorized Signatory Name		Primary Contact Daytime Phone Number

[***]
Primary Contact Email Address

Praia de Botafogo, 501 - 5º Floor - Botafogo, Rio de Janeiro - Brazil - 22250-040
Street Address	City	State	Zip Code

Is the Subscriber a Fortress Affiliate? (required)

☒ No	☐ Yes

Is the Subscriber an entity that was formed for the purpose of investing in Fortress Credit Realty Income Trust, or otherwise formed for the specific purpose of investing in securities? (required)

☒ No	☐ Yes

Required for Non-U.S. Entities:

If the Subscriber is a non-U.S. entity, please specify its country of domicile

4.	Contact Information & Interested Parties (If different than provided in Section 3A (“Subscriber Information” – Individual Investors) above)

Name	Email Address	Daytime Phone Number

Mailing Address	City	State	Zip Code

Interested Parties:

Subscriber, by identifying the Interested Parties below, you hereby authorize Fortress Credit Realty Income Trust to send any and all information, via hard-copy mail only, about the Subscriber’s investment in Fortress Credit Realty Income Trust to the Interested Parties identified below. This contact information may be updated and communicated to Fortress Credit Realty Income Trust from time to time.

Name	Address	Contact Type (e.g., Primary, Legal, Tax)

5.	Select How You Want to Receive Your Distributions

Please select one distribution option below:

☒ Cash	☐ Distribution Reinvestment*

Complete the below ONLY if you are NOT participating in the Distribution Reinvestment Plan and you instead have elected to receive cash distributions.

Cash/Direct Deposit

In providing the information below, I authorize Fortress Credit Realty Income Trust or its agent to wire my distribution according to the instructions below. This authority will remain in force until I notify Fortress Credit Realty Income Trust in writing to cancel it. In the event that Fortress Credit Realty Income Trust deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Payment Instructions

Bank Name	Intermediary Bank:
Bank ACH Routing Number	[***]
Swift: [***]
Account Name	ABA: [***]

Account Number	Beneficiary Bank:
FFC Account Name (if applicable)	[***]
Swift: [***]
FFC Account Number (if applicable)	Account: [***]

Final Beneficiary:
BTG PACTUAL NY CORPORATION
Account: [***]

*
A participant may terminate participation in the Distribution Reinvestment Plan at any time, without penalty, by delivering 10 days’ prior written notice to Fortress Credit Realty Income Trust. This notice must be received by Fortress Credit Realty Income Trust prior to the last day of a month in order for a participant’s termination to be effective for such month. Upon termination, future distributions will be distributed in cash.

6.	Electronic Delivery Form (Optional)

Instead of receiving paper copies of the Memorandum, supplements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fortress Credit Realty Income Trust. If you would like to consent to electronic delivery, including pursuant to email, initial the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account specific information, you authorize us to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for your customary internet service provider charges and may be required to download software in connection with access to these materials.

By checking this box, I consent to electronic delivery	☒

Email	[***]

If blank, the email provided in Section 4 (“Contact Information & Interested Parties”) or Section 3A (“Subscriber Information” – Individual Investors) will be used.

7.	Subscriber Representations

In addition to the information contained in this Subscription Agreement, you acknowledge that Fortress Credit Realty Income Trust may request additional information from you, or completion of a supplement to this Subscription Agreement to determine eligibility to purchase Shares. Please refer to the Terms and Conditions included on Annex A for additional Subscriber acknowledgments.

Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

By executing this Subscription Agreement, you (for yourself and any co-investor, and, if you are signing on behalf of an entity, on behalf of and with respect to the entity and its shareholders, partners, beneficiaries, members or other beneficial owners), represent, warrant and agree, as of the date hereof and as of the date of each relevant closing (except to the extent that representations, warranties and agreements herein expressly relate to an earlier date, in which case you instead represent, warrant and agree as of such earlier date), as follows (as used below, the terms “you” and “your” refer to you and your co-Subscriber, if any, or if you are signing on behalf of an entity, such entity):

1)
you understand that Fortress Credit Realty Income Trust (and its affiliates) will rely upon all of your statements, representations and warranties in this Subscription Agreement and the Terms and Conditions, including the accuracy and completeness of any and all eligibility and appropriateness representations and certifications, in deciding whether to allow you to invest in Fortress Credit Realty Income Trust through this Subscription Agreement;

2)
you have received from Fortress Credit Realty Income Trust each document, including the Memorandum, and have read completely, reviewed carefully (including instructions on how to complete this Subscription Agreement) each such document, as well as had the opportunity to ask any questions and receive answers from the representatives of Fortress Credit Realty Income Trust concerning this Subscription Agreement and the purchase of Shares;

3)
by executing this Subscription Agreement, you agree to be bound by this Subscription Agreement and Terms and Conditions, including any and all eligibility and appropriateness representations and certifications, for Fortress Credit Realty Income Trust through this Subscription Agreement;

4)
this Subscription Agreement and any other certificate, agreement or document related to this Subscription Agreement or Fortress Credit Realty Income Trust or any act or transaction relating to Fortress Credit Realty Income Trust or your Shares may be executed by applying an electronic signature using an electronic signature program that has been approved by Fortress Credit Realty Income Trust. Each party acknowledges, agrees and confirms that the use of such an electronic signature program (i) shall result in a reliable and valid delivery of such party’s signature to this Subscription Agreement; and (ii) shall constitute reasonable steps on the part of the other party to this Subscription Agreement to verify the reliability of such signature. Any signature (including any electronic symbol or process attached to, or logically associated with, a contract or other record and executed or adopted by a person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this Subscription Agreement or Fortress Credit Realty Income Trust or any act or transaction relating to Fortress Credit Realty Income Trust or your Shares, in form acceptable to the board of trustees of Fortress Credit Realty Income Trust in its sole discretion, shall be expressly permitted and shall have the same legal effect, validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law, including the Maryland Statutory Trust Act, the Federal Electronic Signatures in Global and National Commerce Act, the Maryland Uniform Electronic Transactions Act, or any similar United States state law based on the Uniform Electronic Transactions Act, and any similar law, and the parties hereby consent to the foregoing and waive any objection to the contrary;

5)
you acknowledge that if you prefer to execute documents via a non-electronic signature process, you may at any time withdraw your informed consent to, and opt out of, utilizing electronic signatures, as applicable, now or in the future (but, for the avoidance of doubt, any electronic signatures effected while your consent to utilize electronic signatures was in effect shall not be invalidated by virtue of such withdrawal/opt-out);

6)
you acknowledge and agree that (in addition to any distribution of materials sent to you by Fortress Credit Realty Income Trust, its affiliates and/or service providers or storage of such materials by Fortress Credit Realty Income Trust, its affiliates and/or service providers), if agreed to by Fortress Credit Realty Income Trust, the Memorandum, other materials, communications and/or reports relating to your Shares in Fortress Credit Realty Income Trust will be posted to a supplemental third-party repository (including, without limitation, a data repository hosted by SS&C Intralinks or its affiliates) to provide you with access to such documentation and information;

7)
you acknowledge and agree that nothing in this Subscription Agreement shall be construed to (i) prohibit any Person from reporting possible violations of applicable law or regulation to any governmental agency or entity, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation or (ii) require any such Person to provide notification that it has made such reports or disclosures; and

8)
you acknowledge that Fortress Credit Realty Income Trust seeks to comply with all applicable anti-money laundering, economic sanctions, anti-bribery and anti-boycott laws and regulations. In furtherance of these efforts, you represent, warrant and agree that: (i) you or your affiliates, your beneficial owners/controllers or authorized persons (such Persons, other than you, “Related Persons”) are not the target of economic or financial sanctions imposed, administered, or enforced by the U.S. federal government, including the U.S. Department of the Treasury Office of Foreign Assets Control (collectively, “Sanctions,” and any person that is the subject of such Sanctions or majority-owned or controlled by one or more persons that are the subject of such Sanctions, a “Sanctioned Person”); (ii) no capital commitment, contribution or payment to the Partnership by you and no distribution to you shall cause Fortress Credit Realty Income Trust to be in violation of any applicable U.S. federal or state or non-U.S. laws or regulations, including anti-money laundering, Sanctions, anti-bribery or anti-boycott laws or regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the Foreign Corrupt Practices Act; (iii) all capital contributions or payments to Fortress Credit Realty Income Trust by you will be made through an account located in a jurisdiction that does not appear on the list of boycotting countries published by the U.S. Department of Treasury pursuant to Code §999(a)(3), as in effect at the time of such contribution or payment; (iv) neither you nor any Related Persons are or have engaged, or will engage, or are owned or controlled by any party that is or has engaged, or will engage, in activities that could result in being designated a Sanctioned Person or on any list of restricted parties maintained by the U.S. federal government; and (v) you otherwise will not engage in any business or other activities that could cause Fortress Credit Realty Income Trust to be in violation of applicable anti-money laundering, Sanctions, anti-bribery or anti-boycott laws or regulations. You acknowledge and agree that, notwithstanding anything to the contrary contained in the Subscription Agreement, any side letter or any other agreement, to the extent required by or deemed advisable by Fortress Credit Realty Income Trust under any anti-money laundering, Sanctions, anti-bribery or anti-boycott law or regulation, Fortress Credit Realty Income Trust may prohibit additional capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Interests, and you shall have no claim, and shall not pursue any claim, against Fortress Credit Realty Income Trust or any other Person in connection therewith.

You declare that the information supplied above is true and correct and may be relied upon by Fortress Credit Realty Income Trust.

8.	Verification of Status as an “Accredited Investor” and a “Qualified Purchaser”

*In Part I of this Section 8:
- Individual Investors should complete sub-section “A”
- Co-Investors should complete sub-section “B”
- Entity Investors should complete sub-section “C”
*All Investors should select the applicable statement(s) in Part II of this Section 8

The Subscriber represents and warrants that the Subscriber (i) is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), (ii) is a “Qualified Purchaser” within the meaning given to such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and (iii) has checked the boxes for the applicable statements below pursuant to which the Subscriber so qualifies. The Subscriber should be aware that an investment in Fortress Credit Realty Income Trust is considered an investment in securities. As a result, if the Subscriber is an entity formed for the purpose of investing in Fortress Credit Realty Income Trust (or otherwise is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities), the Subscriber entity may require an exemption from registration under the Investment Company Act.

The Subscriber should consult with its own legal advisors about an investment in Fortress Credit Realty Income Trust and any legal requirements that may be implicated.

Part I - Accredited Subscriber Status Verification:

PLEASE CHECK THE BOXES FOR ALL APPLICABLE STATEMENTS BELOW:

A.	For Individual Investors:

1.	☐	The Subscriber is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;

2.	☐
The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Subscriber is a director, executive officer of Fortress Credit Realty Income Trust or a director or executive officer of the Adviser or its affiliates;

4.	☐
The Subscriber holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐
The Subscriber is a natural person “family client” of a “family office” (each such term as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)), where: (A) the family office has total assets under management in excess of $5,000,000; (B) the family office is not formed for the specific purpose of acquiring the Shares; and (C) the natural person family client’s purchase of the Shares is directed by the family office, which has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of an investment in such Shares.

6.	☐	The Subscriber is not an Accredited Investor.

B.	For Co-Investors:

1.	☐	The Co-Investor is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;

2.	☐
The Co-Investor is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Co-Investor is a director, executive officer of Fortress Credit Realty Income Trust or a director or executive officer of the Adviser or its affiliates;

4.	☐
The Co-Investor holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐
The Co-Investor is a natural person “family client” of a “family office” (each such term as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), where: (A) the family office has total assets under management in excess of $5,000,000; (B) the family office is not formed for the specific purpose of acquiring the Shares; and (C) the natural person family client’s purchase of the Shares is directed by the family office, which has such knowledge and experience in financial and business matters that the family office is capable of evaluating the merits and risks of an investment in such Shares.

6.	☐	The Co-Investor is not an Accredited Investor.

C.
For Entity Investors:  (In addition to completing this sub-section, Entity Investors shall provide (i) entity formation documentation (e.g., first page of deed of trust, formation certificate, corporate resolution, partnership agreement, etc.), and (ii) anti-money laundering and beneficial ownership information to be provided in Annex C.)

1.	☒	The Subscriber has total assets in excess of $5,000,000 AND is any of the following (please check the box that applies):
		☒	a corporation;
		☐	a partnership;
		☐	a limited liability company;
		☐	a Massachusetts or similar business trust; OR
		☐	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	☐	The Subscriber is any of the following (please check each box that applies):
		☐	a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity;
		☐	a registered broker or dealer;
		☐	an insurance company;
		☐	a rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act;
		☐	an investment adviser registered with the Securities and Exchange Commission pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state;
		☐	an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act;
		☐	an investment company registered under the Investment Company Act or a business development company as defined in the Investment Company Act;
		☐	a private business development company as defined in the Advisers Act;
		☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
☐
a plan established and maintained by a state of the United States, its political subdivisions, or any agency or instrumentality of a state of the United States or its political subdivisions, for the benefit of its employees, that has total assets in excess of $5,000,000;

☐
an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either (i) a bank, savings and loan association, insurance company or registered investment adviser, or (ii) an employee benefit plan whose total assets are in excess of $5,000,000 or (iii) a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors[1];

☐
A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act with assets under management in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; OR

☐
A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act of a family office meeting the requirements in paragraph above and whose prospective investment in the Shares is directed by such family office.

3.	☐	The Subscriber is a trust, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

4.	☐
The Subscriber is an entity as to which all the equity owners are accredited investors; provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 2[2] (please note that this response is not applicable for irrevocable trusts).

5.	☐
A corporation, partnership, limited liability company, business trust, or an organization described in Section 501(c)(3) of the Code, in each case, which was not formed for the specific purpose of acquiring the Shares, and which has total assets in excess of $5,000,000.

6.	☐	The Subscriber is not an Accredited Investor.

[1]
If the Subscriber is an accredited investor for the reason described in this clause (iii), the Subscriber hereby represents, warrants and covenants with respect to each person making investment decisions for the Subscriber that: (a) the Subscriber is sufficiently familiar with each such person’s regulatory status and/or asset ownership to make representations on each such person’s behalf; (b) each such person qualifies as an “accredited investor” under one or more of the provisions of this Section 8; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such person hereunder to the same extent as if each such person had completed this Section 8; and (d) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber or change in investment decision making that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

[2]
If the Subscriber is an accredited investor for the reason described in item 4 of this Section 8(C), the Subscriber hereby represents, warrants and covenants with respect to each stockholder, partner, member or other beneficial owner of the Subscriber (each, a “Beneficial Owner”) that: (a) the Subscriber is sufficiently familiar with each such Beneficial Owner’s regulatory status and/or asset ownership to make representations on each such Beneficial Owner’s behalf; (b) each such Beneficial Owner qualifies as an “accredited investor” under one or more of the provisions of this Section 8; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Subscription Agreement; and (d) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

Part II - Qualified Purchaser Status Verification:

TO BE COMPLETED BY ALL INVESTORS

PLEASE CHECK THE BOXES FOR ALL APPLICABLE STATEMENTS BELOW:

1.	☒
The Subscriber is an entity which is acting for its own account or the accounts of other Qualified Purchasers and, in the aggregate, owns and/or invests on a discretionary basis not less than $25,000,000 in “investments.”

2.	☐
The Subscriber (or the Co-Investor, as applicable) is a natural person (including any person who holds a joint, community property, or other similar shared ownership interest with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in “investments.”

3.	☐
Each beneficial owner of the Subscriber’s securities is a Qualified Purchaser; provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 3[3] (in the case of a trust, please check statement 6 below instead).

4.	☐	The Subscriber is an entity which owns not less than $5,000,000 in “investments” and is, or is directly or indirectly owned entirely by or for, a “Family Company.”[4]

5.	☐	The Subscriber is a “qualified institutional buyer”[5] acting for its own account or the account of other qualified institutional buyers; provided that:

● a dealer described in paragraph (a)(1)(ii) of Rule 144A must own and invest on a discretionary basis at least $25 million in securities of issuers that are not affiliated persons of the dealer; AND

●
a plan referred to in paragraph (a)(1)(D) or (a)(1)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(F) of Rule 144A that holds the assets of such a plan, will only be deemed to be acting for its own account to the extent that investment decisions are made by the fiduciary, trustee or sponsor of such plan (i.e., there must be at least $100 million of non-self-directed assets in the plan) and then only with respect to the assets as to which investment decisions are made by the fiduciary, trustee or sponsor.

6.	☐
The Subscriber is a trust and its trustee (or other person authorized to make decisions with respect to such trust), and each settlor or other person who has contributed assets to such trust, is a Qualified Purchaser; provided that the Subscriber makes the additional representations, warranties and covenants listed in footnote 6[6].

7.	☐	The Subscriber (or the Co-Investor, as applicable) is not a Qualified Purchaser.

[3]
If the Subscriber is a qualified purchaser for the reason described in item 3 of this Section 8.II, the Subscriber hereby represents, warrants and covenants with respect to each beneficial owner of the Subscriber’s securities (each, a “Beneficial Owner”) that: (a) the Subscriber is sufficiently familiar with each such Beneficial Owner’s regulatory status and/or asset ownership to make representations on each such Beneficial Owner’s behalf; (b) each such Beneficial Owner qualifies as a “qualified purchaser” under one or more of the provisions of this Section 8; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such Beneficial Owner hereunder to the same extent as if each such Beneficial Owner had completed this Subscription Agreement; and (d) the Subscriber shall permit no direct or indirect changes in beneficial ownership in the Subscriber that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

[4]
A “Family Company” consists of two or more persons who are related (as siblings or spouses (including former spouses) or are direct lineal descendants by birth or adoption), their spouses, and estates or foundations, charities or trusts formed by them for their benefit.

[5]	As defined in paragraph (a) of Rule 144A under the Securities Act.
[6]
If the Subscriber is a qualified purchaser for the reason described in item 6 of this Section 8.II, the Subscriber hereby represents, warrants and covenants with respect to each trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust that: (a) the Subscriber is sufficiently familiar with each such person’s regulatory status and/or asset ownership to make representations on each such Person’s behalf; (b) each such person qualifies as a “qualified purchaser” under one or more of the provisions of this Section 8; (c) Fortress Credit Realty Income Trust may rely on the Subscriber’s representations on behalf of each such person hereunder to the same extent as if each such person had completed this Subscription Agreement; and (d) the Subscriber shall permit no direct or indirect changes in trustee status or authorization to make investment decisions on behalf of the trust, or to the settlors or other contributors of assets to the Subscriber, that at any time would result in any of the representations contained in clauses (a) through (c) ceasing to be true.

9.	Tax and ERISA Information

This Section 9 includes information for the Subscriber and the Subscriber’s tax adviser to review and complete with regard to the tax status of the individual or entity in whose name the investment will be held.

For purposes of this Section 9: The term “Individual” means an individual within the meaning of Code Section 542(a)(2), as modified by Code Section 856(h)(3). Natural persons and the following organizations are treated as Individuals for these purposes:

●	A pension trust under Code Section 501(c)(17) (a trust that provides for payment of supplemental unemployment compensation);

●	A private foundation under Code Section 509(a); and

●	A trust permanently set aside or used for charitable purposes as described in Code Section 642(c) (charitable trusts for estate planning purposes).

In general, all other entities are not treated as Individuals.

The term “Beneficial Ownership” means the ownership of Shares of Fortress Credit Realty Income Trust, directly or indirectly, by an entity or Individual for purposes of Code Section 542(a)(2), taking into account the constructive ownership rules of Code Section 544, as modified by Code Section 856(h)(1)(B). In general, this means that Shares of Fortress Credit Realty Income Trust held, directly or indirectly, by or for (i) a corporation, partnership, estate, or trust shall be considered as owned directly proportionately by its shareholders, partners or beneficiaries, and (ii) a natural person’s spouse, brothers, sisters, ancestors and lineal descendants are treated as owned by that person. In addition, if any entity or Individual has an option to acquire Shares of Fortress Credit Realty Income Trust (or an option to acquire such an option or one of a series of such options), such Shares of Fortress Credit Realty Income Trust shall be treated as owned by such entity or Individual. Under these rules, each Subscriber will be treated as Beneficially Owning its proportionate share of Fortress Credit Realty Income Trust. As used in this Section 9, the terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

A.	SUBSCRIBER TAX STATUS

Please confirm with a tax adviser the status and Beneficial Ownership of the Individual or entity making the investment in Fortress Credit Realty Income Trust and then check the category applicable to your status:

(a)	☐	The Subscriber is a natural person or an IRA or a 401k Account owned by a natural person and either:
	(i)	☐
none of the Subscriber or such owner’s spouse, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the Subscriber or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

	(ii)	☐	the name of each related person described in clause (i) are disclosed in sub-section C below.

(b)	☐	The Subscriber is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a) and either:
	(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).

(c)	☐	The Subscriber is a private foundation within the meaning of Code Section 509(a).

(d)	☐	The Subscriber is a trust described in Code Section 501(c)(17) (a trust providing for payment of supplemental unemployment compensation benefits).

(e)	☐	The Subscriber is a trust permanently set aside for a charitable or other purpose as described in Code Section 642(c).

(f)	☐	The Subscriber is a public charity exempt from tax under Code Section 501(c)(3).

(g)	☐	The Subscriber is a governmental plan within the meaning of Code Section 414(d) and either:
	(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).

(h)	☐	The Subscriber is a voluntary employees’ beneficiary association described in Code Section 501(c)(9) and either:
	(i)	☐	no beneficiary holds an interest in the Subscriber in excess of 1%;
	(ii)	☐	a beneficiary holds an interest in the Subscriber of more than 1% but not in excess of 10%; or
	(iii)	☐	a beneficiary holds an interest in the Subscriber of more than 10% (in which case the Subscriber must complete sub-section B below).

(i)	☒	The Subscriber is a corporation, limited liability company or partnership not otherwise described in paragraphs (a) through (h) and either:
	(i)	☒	no Individual Beneficially Owns more than 1% of the interests in the Subscriber;
	(ii)	☐	an Individual Beneficially Owns more than 1% of the interests in the Subscriber, but no Individual Beneficially Owns more than 10% of the interests in the Subscriber; or
	(iii)	☐	an Individual Beneficially Owns more than 10% of the interests in the Subscriber (in which case the Subscriber must complete subsection B below).

(j)	☐	The Subscriber is a trust or estate not otherwise described in paragraphs (a) through (h) and the statements in clause (i), (ii), (iii), (iv) or (v) checked below apply:
	(i)	☐	The Subscriber is a grantor trust with one beneficiary (a “Beneficiary”) and one grantor (“Grantor”), both of whom are natural persons, and either

(A)  ☐ none of the Beneficiary’s or Grantor’s spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, Beneficiary or Grantor or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

(B)  ☐ the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Credit Realty Income Trust and such persons’ relationship to the Subscriber, the Beneficiary and/or the Grantor (as applicable) are disclosed in sub-section C below;

	(ii)	☐
The Subscriber is a grantor trust with more than one Beneficiary and/or Grantors, and two or more of the Beneficiaries and/or Grantors are related to each other as spouses, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and either

(A)  ☐ none of the Beneficiaries’ or Grantors’ spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, the Beneficiaries or Grantor(s) or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Credit Realty Income Trust; or

(B)  ☐ the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Credit Realty Income Trust, and such persons’ relationship to the Subscriber, any Beneficiary and/or the Grantor(s) (as applicable) are disclosed in sub-section C below;

	(iii)	☐	no Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber;
	(iv)	☐
if an Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber, no Individual will Beneficially Own, directly or indirectly, more than 10% of the interests in the Subscriber; or

	(v)	☐	an Individual will Beneficially Own, directly or indirectly, more than 10% of the interests in the Subscriber, in which case the Subscriber must complete sub-section B below.

B.	SUBSCRIBER TAX STATUS FOR SUBSCRIBERS WITH 10% OWNERS

This sub-section B is applicable to the Subscriber solely if the applicable category in sub-section A above requires the Subscriber to complete this subsection B. If this sub-section B is applicable, the Subscriber must complete paragraphs (a) and (b) of this sub-section B below, and must provide any additional information that Fortress Credit Realty Income Trust may request in order to ascertain whether more than 50% of the equity of Fortress Credit Realty Income Trust may be held by five or fewer Individuals.

(a)	Please describe the Subscriber’s tax status under the Code (e.g., corporation, partnership, grantor trust):	Disregarded Entity

(b)
Please complete Annex C describing the number of Beneficial Owners of the Subscriber, such Beneficial Owners’ relative interests in the Subscriber, and the relationships, if any, among the Subscriber’s Beneficial Owners.

C.	AFFILIATES (TO BE COMPLETED BY ALL SUBSCRIBERS)

(a)
To the best of the Subscriber’s knowledge, is the Subscriber (and, if applicable, the Grantor(s) or any Beneficiaries of Subscriber) affiliated with or related to any other investor or prospective investor in Fortress Credit Realty Income Trust?

☐ Yes	☒ No

If “Yes,” please identify any such other investor or prospective investor and provide details of the affiliation:

Name	Affiliation

Name	Affiliation

Name	Affiliation

(If the space provided is insufficient, please refer to and attach a separate list in response.)

(b)
In the case of a Subscriber that is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a), the Subscriber certifies that no “disqualified person” (as defined in Code Section 4975(e)(2), without regard to subparagraphs (B) and (I) thereof) with respect to such Subscriber holds, directly or indirectly, any interest in Fortress Credit Realty Income Trust.

D.	CERTAIN CERTIFICATIONS RELATED TO DOMESTICALLY CONTROLLED REIT STATUS (TO BE COMPLETED BY ALL SUBSCRIBERS)

For purposes of this sub-section D:

“Domestic Trust” means a trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. Person.

“Foreign Ownership Percentage” means, with respect to you as of the date of this Subscription Agreement, the portion of your interest in Fortress Credit Realty Income Trust that is held by Foreign Persons directly or indirectly through any one or more U.S. Persons.

“Foreign Person” means a “foreign person” for purposes of Section 897(h)(4)(B) of the Code, and includes (i) any nonresident alien individual, (ii) any corporation or partnership that is not created or organized in the United States or under the law of the United States or of any state (unless, in the case of a partnership, applicable Treasury regulations provide otherwise), (iii) any estate of a non-resident alien individual, and (iv) any trust other than a Domestic Trust.

“U.S. Individual” means an individual that is a U.S. Person.

“U.S. Person” means a “United States person” as defined by Code Section 7701(a)(30) and includes (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State (unless, in the case of a partnership, the Secretary provides otherwise by regulations), (iii) any estate other than the estate of a Foreign Person, and (iv) a Domestic Trust.

Under penalties of perjury, you certify that: (check only one)

(a)	☐	The Subscriber is a Foreign Person.

For Individual Investors only:

(b)	☐	The Subscriber is a U.S. Individual (including a U.S. Individual subscribing through an IRA or 401k account).

For Entity Investors only:

(c)	☒	The Subscriber is a U.S. Person and not a U.S. Individual (i.e., an entity investor). The Subscriber represents that:
	(i)	the Subscriber’s Foreign Ownership Percentage does not (and will not) exceed 100% (please provide your Foreign Ownership Percentage); and * This entity is 100% owned by a foreign company
	(ii)	the Subscriber will promptly notify Fortress Credit Realty Income Trust in writing upon any increase in its Foreign Ownership Percentage above the amount stated in (c)(i) above.

E.	SUBSCRIBER ERISA STATUS (TO BE COMPLETED BY ALL SUBSCRIBERS)

(a)
Please indicate whether or not the Subscriber is, or is acting on behalf of or using the assets of, or may at any time it holds any Shares be or be using the assets of (i) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) a “plan” (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, including an IRA, or (iii) an entity whose underlying assets include assets of an “employee benefit plan” or “plan” described in (i) or (ii) by reason of such employee benefit plan’s or plan’s investment in such entity, including an insurance company general account, an insurance company separate account or a collective investment fund (each of (i), (ii) or (iii), a “Benefit Plan Investor”).

☐Yes	☒ No
Please check this box to confirm – to be completed by all Investors.

(b)
Please indicate whether or not the Subscriber is a person (other than a Benefit Plan Investor) who (i) has discretionary authority or control with respect to the assets of Fortress Credit Realty Income Trust, (ii) provides investment advice for a fee (direct or indirect) with respect to such assets or (iii) is an affiliate of a person described in (i) or (ii) (each of (i), (ii) or (iii), a “Controlling Person”).

☐Yes	☒ No

If the Subscriber is or is investing the plan assets of a Benefit Plan Investor, you as the individual executing the Subscriber Execution Page of the Subscription Agreement on behalf of the Subscriber (the “fiduciary”) represent and acknowledge that you, and any other fiduciaries responsible for the Subscriber’s investment, are aware of and understand Fortress Credit Realty Income Trust’s investment objective, policies and strategies and risks, and that the decision to invest plan assets of the Subscriber in Fortress Credit Realty Income Trust was made with appropriate consideration of relevant investment factors with regard to the Subscriber and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to investment decisions under ERISA (if applicable).

You represent and acknowledge that the decision to invest in Fortress Credit Realty Income Trust was made by you as a fiduciary that is independent of Fortress Credit Realty Income Trust, the Adviser, any third-party investment manager with whom Fortress Credit Realty Income Trust invests its assets and their affiliates; none of the Adviser, Fortress Credit Realty Income Trust or any of their respective affiliates, or any director, officer, member, employee or agent of the Advisor, Fortress Credit Realty Income Trust, or any of their respective affiliates, is or will be a “fiduciary” for purposes of ERISA or Section 4975 of the Code or any Similar Law of the Subscriber in connection with the Subscriber’s decision to purchase, hold or dispose of Shares, or otherwise with respect to its investment in Fortress Credit Realty Income Trust; that you are duly authorized to make such investment decision and that the Subscriber’s investment will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any Similar Laws.

If the Subscriber is (or is acting on behalf of or using the assets of) a “governmental plan” (within the meaning of Section 3(32) of ERISA) or other plan subject to any U.S. federal, state, local or non-U.S. law or regulation that is substantially similar to the fiduciary responsibility provisions of Title I of ERISA or the provisions of Section 4975 of the Code (“Similar Law”), the Subscriber represents that the purchase and holding of Shares by the Subscriber will not (A) constitute or result in a violation of any Similar Law, (B) cause any assets of Fortress Credit Realty Income Trust to be treated as assets of the Subscriber for purposes of any Similar Law, (C) cause any of Fortress Credit Realty Income Trust, the Adviser or any of their respective directors, officers, members, employees or agents or any of their respective affiliates to be a fiduciary with respect to the assets of any plan subject to any Similar Law, or (D) otherwise subject Fortress Credit Realty Income Trust or the Adviser to any requirements under any Similar Law.

F.	CERTAIN FIRPTA CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, you certify that the address shown on this Subscription Agreement is my home address (in the case of an individual) or office address (in the case of an entity) and that you are not a foreign corporation, foreign partnership, foreign trust, or foreign estate, or a disregarded entity of one of the foregoing entities (as those terms are defined in the Code and Treasury Regulations promulgated thereunder).

G.	IRS FORM W-8 and W-9 CERTIFICATIONS:

Subscribers must complete and execute IRS Forms W-8 or W-9, as applicable. Form W-9 is attached hereto. Forms W-8 and their respective instructions are available at https://www.irs.gov/forms-pubs. All Subscribers should consult their own U.S. tax advisors regarding the appropriate IRS Form(s) to provide and the manner in which such IRS Form(s) should be completed.

10.	Miscellaneous and Subscriber Signature

If Subscribers participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of Fortress Credit Realty Income Trust experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 7 (“Subscriber Representations”) above, they are asked to promptly notify Fortress Credit Realty Income Trust in writing.

No sale of Shares may be completed until at least five business days after you receive the Memorandum. To be accepted, a subscription request must be made with a completed and executed subscription agreement, including the applicable IRS Form(s), in good order at least five business days prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase. By signing below, you agree that you shall fund such purchase price per month that is requested by Fortress Credit Realty Income Trust; provided that your total subscription to Fortress Credit Realty Income Trust shall not exceed the Investment Amount you committed to herein.

All items on the Subscription Agreement must be completed in order for your subscription to be processed, including the Supplement included in Annex D. Subscribers are encouraged to read the Memorandum in its entirety for a complete explanation of an investment in the Shares of Fortress Credit Realty Income Trust.

All information that the Subscriber has provided to Fortress Credit Realty Income Trust (including, without limitation, the information in this Subscription Agreement), is true, correct and complete as of the date hereof and will be complete and accurate as of the date of each relevant closing, and the Subscriber agrees to notify Fortress Credit Realty Income Trust promptly in writing if any representation, warranty or information contained in this Subscription Agreement becomes untrue or incorrect at any time in any material respect.

Return to: Fortress Credit Realty Income Trust Investor Relations: [***]

This Subscription Agreement shall be binding upon the Subscriber and the heirs, personal representatives, successors and assigns of the Subscriber. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties, the parties expressly agree that all terms and provisions hereof shall be governed, construed and enforced solely under the laws of the State of Maryland without reference to any principles of conflicts of law. This Subscription Agreement shall survive the admission of the Subscriber to Fortress Credit Realty Income Trust and shall, if the Subscriber consists of more than one person, be the joint and several obligation of all such persons.

X	/s/ Fabio Scal	July 31st, 2024	X
	Signature of Investor	Date		Signature of Co-Investor (If applicable)	Date

X	/s/ Amanda Senna Ferreira	July 31st, 2024	X
	Signature of Investor	Date		Signature of Co-Investor (If applicable)	Date

Annex A:

Fortress Credit Realty Income Trust
Terms and Conditions

Terms and Conditions

The following terms and conditions (“Terms and Conditions”) must be delivered with Fortress Credit Realty Income Trust Subscription Agreement in connection with your purchase of Shares of Fortress Credit Realty Income Trust. These Terms and Conditions are deemed part of the Subscription Agreement.

By signing the Subscription Agreement, you also acknowledge, as of the date hereof and as of the date of each relevant closing (except to the extent that acknowledgements herein expressly relate to an earlier date, in which case you instead acknowledge as of such earlier date):

1.         The above referenced Investment Amount may be accepted or rejected in whole or in part by Fortress Credit Realty Income Trust. By executing this Subscription Agreement, you agree to subscribe for any amount up to the amount that you have set forth above.

2.          You are purchasing the Shares for your own account and not with a view to distribution or sale, and you should not expect to be able to sell your Shares regardless of how Fortress Credit Realty Income Trust performs. You understand that an investment in Fortress Credit Realty Income Trust is illiquid and appropriate only as a long-term investment.

3.         At this time, there is no public trading market for Fortress Credit Realty Income Trust’s Shares and unless and until a listing of the Shares on an exchange occurs or a secondary market develops, repurchase of Shares by Fortress Credit Realty Income Trust will likely be the only way for you to dispose of your Shares. Fortress Credit Realty Income Trust is not obligated to repurchase any Shares under its share repurchase plan and may choose to repurchase only some, or even none, of the Shares that have been requested to be repurchased in any particular quarter in its discretion. In addition, repurchases will be subject to available liquidity and other significant restrictions and limitations. These limitations include, subject to certain exceptions, (i) an early repurchase deduction which provides that Class S Shares, Class D Shares, Class I Shares and Class E Shares that have not been outstanding for at least one year will be repurchased at 98% of the applicable transaction price and (ii) a mandatory holding period of two years applicable to Class B Shares. In addition, the aggregate net asset value (“NAV”) of total repurchases of Class B Shares, Class S Shares, Class D Shares, Class I Shares and Class E Shares (including repurchases at certain non-U.S. investor access funds primarily created to hold Fortress Credit Realty Income Trust’s Shares but excluding any early repurchase deduction applicable to the repurchased shares) under the share repurchase plan will be limited to no more than 5% of Fortress Credit Realty Income Trust’s aggregate NAV per calendar quarter (measured using the average aggregate NAV attributable to shareholders as of the end of the immediately preceding three months). Fortress Credit Realty Income Trust’s board of trustees may make exceptions to, modify or suspend the share repurchase plan (including to make exceptions to the repurchase limitations, or repurchase fewer shares than such repurchase limitations) without shareholder approval. Fortress Credit Realty Income Trust does not intend to list its Shares on any securities exchange for what may be a significant time, if ever, and Fortress Credit Realty Income Trust does not expect a secondary market in the Shares to develop.

4.        You should consider that you may not have access to the money you invest for an indefinite period of time. Additionally, because you will be unable to sell your Shares, you will be unable to reduce your exposure in any market downturn.

5.         The amount of distributions, if any, are uncertain and at the discretion of Fortress Credit Realty Income Trust’s board of trustees.

6.         Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

7.       You understand the IRS rules regarding contribution limits for IRAs and other qualified account types. Further, you understand how these contribution limits may impact your ability to invest in the event you do not have sufficient funds within your IRA or other qualified account.

8.         You understand the IRS rules regarding required minimum distributions and that the illiquid nature of Fortress Credit Realty Income Trust may impact your ability to meet required minimum distributions.

9.        You acknowledge that IRS rules are subject to change and future changes may have unforeseen impacts on your investment in Fortress Credit Realty Income Trust.

10.      You understand that the information provided herein will be relied upon by Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator, their respective affiliates and their designees for the purpose of determining your eligibility to purchase Shares and compliance with applicable laws. You agree to provide, if requested, any additional information that may reasonably be required to determine your eligibility to purchase Shares or your status for purposes of the Code or any state, local or non-United States tax laws (including FATCA and similar information reporting rules). You agree to indemnify and hold harmless Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator, their respective affiliates and their respective officers, employees, directors, partners, agents, consultants, managing members, members, shareholders, legal representatives and controlling persons (“Indemnitees”), from and against any loss, cost, claim, award, government investigation or proceeding, fine, penalty, accrued interest, damage, expense, judgment, settlement cost, fee and related expenses (including attorneys’ fees and expenses) (collectively, “Losses”) due to or arising out of a breach of any covenant, representation, warranty or agreement contained in this Subscription Agreement or in any other document provided by you to Fortress Credit Realty Income Trust in connection with your investment in Fortress Credit Realty Income Trust. You hereby agree to indemnify the Indemnitees, and to hold them harmless against any and all Losses arising as a result of the sale or distribution of Shares by you in violation of applicable law or any misrepresentation or breach by you with respect to the matters set forth herein. In addition, you agree to indemnify the Indemnitees and to hold such persons and firms harmless from and against, any and all Losses to which they may be put or which they may incur or sustain by reason of or in connection with any misrepresentation made by you with respect to the matters about which representations and warranties are required by the terms of this Subscription Agreement, or any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Subscription Agreement to the contrary, you do not waive any rights that you may have under applicable securities laws. Furthermore, you acknowledge that the Indemnitees shall be held harmless and indemnified by you against any Losses arising as a result of a delay or failure to process this application, any distribution or other transaction between you or Fortress Credit Realty Income Trust (or its representatives) if any evidence required by such parties, in order to satisfy applicable anti-money laundering rules, has not been provided by you.

11.       You are aware of, understand and consent to each of the risks and conflicts of interest set forth in the “Risk Factors” and “Conflicts of Interest” sections of the Memorandum and the risks and conflicts of interest inherent with an investment in Fortress Credit Realty Income Trust. You understand and agree that none of Fortress Credit Realty Income Trust, the Adviser, the board of trustees, the Administrator or any of their respective affiliates or controlling persons has made or shall make any representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the assets/properties that are or will be the subject of the investments made by Fortress Credit Realty Income Trust.

12.      You are knowledgeable and experienced in evaluating investments and experienced in financial and business matters and are capable of evaluating the merits and risks of purchasing the Shares. You have evaluated the risks of purchasing the Shares, and have determined that the Shares are a suitable investment for you. In evaluating the suitability of an investment in Fortress Credit Realty Income Trust, you have not relied upon any representations, warranties or other information (whether oral or written), other than as set forth in the Memorandum, and instead, have relied upon independent investigations made by you or your representative(s).

13.       You can bear the economic risk of your investment in Fortress Credit Realty Income Trust and can afford a complete loss of your investment. The aggregate amount of your investment to all similar investments that are illiquid is reasonable in relation to your net worth. If you are an individual, the aggregate amount of your Shares does not exceed 20% of your net worth, defined for this purpose as total assets (including residence, personal property and other assets) in excess of total liabilities.

14.       If you are not an individual, you have the power and authority to enter into this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares, and to perform your obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and the person signing this Subscription Agreement on your behalf has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares. If you are an individual, you have all requisite legal capacity to acquire and hold Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by you in connection with the purchase of Shares. Such execution, delivery and compliance by you does not conflict with, or constitute a default under, any instruments governing you, any law, regulation or order, or any agreement to which you are a party or by which you are bound.

15.       You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates may engage in “agency cross transactions,” as defined in Reg. Section 275.206(3)-2 (“Agency Cross Transactions”) promulgated by the Securities and Exchange Commission under the Advisers Act, in which Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates acts as a broker for both you and/or Fortress Credit Realty Income Trust on the one side and for another person on the other side of the transaction. You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates, as applicable, are permitted to receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such Agency Cross Transactions. THIS CONSENT AS TO AGENCY CROSS TRANSACTIONS EFFECTED ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST MAY BE REVOKED AT ANY TIME BY THE BOARD OF TRUSTEES ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST BY WRITTEN NOTICE TO THE ADVISER.

16.      You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates may engage in “principal transactions,” as defined in Section 206(3) of the Advisers Act (“Principal Transaction”), in which the Adviser or any of its respective affiliates acting as principal for their own account (i) sells any security to Fortress Credit Realty Income Trust or (ii) purchases any security from Fortress Credit Realty Income Trust. You understand and agree that Fortress Credit Realty Income Trust, the Adviser or any of their respective affiliates, as applicable, are permitted to receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such Principal Transactions. You further understand and agree that Principal Transactions will generally require the consent of the board of trustees of Fortress Credit Realty Income Trust, and you have read and understand the Memorandum’s descriptions of the Principal Transactions between Fortress Credit Realty Income Trust and Fortress Credit Corp. and/or DBD Credit Funding LLC whereby Fortress Credit Corp. and/or DBD Credit Funding LLC will originate or acquire certain loans or other investments prior to such loans or investments being acquired by Fortress Credit Realty Income Trust at a price equal to cost plus nominal origination fees, if applicable, subject to the review and approval of the board of trustees of Fortress Credit Realty Income Trust. You hereby consent to the review and approval process for Principal Transactions with Fortress affiliates as described in the Memorandum whereby the board of trustees, including a majority of the independent trustees, will (i) prior to any given quarter, review and approve the process for Fortress Credit Corp. and/or DBD Credit Funding LLC to originate or acquire loans or other investments on behalf of Fortress Credit Realty Income Trust, including the amount(s) of any proposed origination fees, and (ii) retroactively review and approve any such Principal Transactions between Fortress Credit Realty Income Trust and Fortress Credit Corp. and/or DBD Credit Funding LLC for any given quarter after the end of such quarter to ensure such transactions are effected a price equal to cost plus nominal origination fees, if applicable. THIS CONSENT AS TO PRINCIPAL TRANSACTIONS EFFECTED ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST MAY BE REVOKED AT ANY TIME BY THE BOARD OF TRUSTEES ON BEHALF OF FORTRESS CREDIT REALTY INCOME TRUST BY WRITTEN NOTICE TO THE ADVISER.

17.      You agree to keep all information disclosed due to your investment in Fortress Credit Realty Income Trust by Fortress Credit Realty Income Trust, the Adviser, or any of their respective agents or affiliates (“Confidential Information”) confidential and will not, except as may be required by law, disclose to any person any Confidential Information that has been made available, nor otherwise make any public disclosure (whether written or oral) with respect to any Confidential Information, this Subscription Agreement or the matters contemplated hereby, except that you may disclose Confidential Information to those of your representatives who agree to be (or have pursuant to your internal procedures agreed to be) bound by the terms hereof or as required by applicable law or legal process. In the event that you or your representatives become legally compelled to disclose any of the Confidential Information, you will, to the extent permitted by law, use reasonable efforts to provide Fortress Credit Realty Income Trust and the Adviser with prompt written notice so that Fortress Credit Realty Income Trust and the Adviser may seek a protective order or other appropriate remedy.

18.       You represent and warrant that none of (a) you, (b) any person, directly or indirectly, controlling or controlled by you, (c) any of your authorized signatories, (d) if you are a privately held entity, any person having a beneficial interest in you, or (e) any person for whom you are acting for or on behalf of in connection with this investment is: (i) on the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) List of Specially Designated Nationals and Blocked Persons or any other list of designated or restricted persons or entities maintained by the United States, the European Union, the United Kingdom (including as the latter is extended to the Cayman Islands by Statutory Instrument) or the respective governmental institutions and agencies of any of the foregoing, including OFAC, the United States Department of State, and His Majesty’s Treasury (each, a “Sanctions Authority”); (ii) located, organized, or resident in a country or territory in relation to which country-wide or territory-wide sanctions have been imposed by a Sanctions Authority (including, as of the date of this Subscription Agreement, Cuba, Iran, North Korea, Syria, and the Crimea Region and so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine); (iii) 50% or more owned or controlled by one or more of the foregoing; or (iv) otherwise the target of any sanction, trade embargo, regulation or law promulgated by a Sanctions Authority (such sanctions, regulations, trade embargoes and laws, together with any supplement or amendment thereto, the “Sanctions Laws”).

You represent and warrant that (i) the acceptance of this Subscription Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations, including any statutes, rules or regulations pertaining to prohibitions on money laundering under the laws of the United States that are in effect at the time this Subscription Agreement is submitted to Fortress Credit Realty Income Trust or that becomes effective at any future time (the “AML Laws”) or the Sanctions Laws; and (ii) the Shares are to be purchased with funds that are from legitimate sources in connection with your regular business activities and which do not constitute the proceeds of criminal conduct or criminal property, including, within the AML Laws.

You (i) covenant to provide promptly to Fortress Credit Realty Income Trust, the Adviser or any other party designated for receipt of such information documentation verifying your identity, as well as the identity of any of your legal or beneficial owners or related parties or affiliates, to the extent necessary to comply with the information requests related thereto; (ii) acknowledge that due to the AML Laws, Fortress Credit Realty Income Trust, the Adviser (or any other designated party) may require further evidence of your identity before this Subscription Agreement can be processed, and Fortress Credit Realty Income Trust, the Adviser may be required to take such other actions as may be necessary for it to comply with the AML Laws; and (iii) covenant to hold harmless and indemnify each of Fortress Credit Realty Income Trust, the Adviser and their respective, affiliates, officers, employees, directors, partners, agents, legal representatives and controlling persons against any losses arising from the failure to process your application if you do not provide such requested information.

REPRESENTATIONS AND WARRANTIES OF THE TRUST

As a condition to the Trust accepting the Subscriber’s Subscription Agreement, the Trust hereby represents and warrants to Subscriber as of the date this Subscription Agreement is accepted and as of the date of each relevant closing under this Subscription Agreement (except to the extent that representations and warranties herein expressly relate to an earlier date, in which case the Trust instead hereby represents and warrants to Subscriber as of such earlier date) as follows:

1.        Shares. The Shares to be issued to Subscriber pursuant to this Subscription Agreement, when issued, paid for and delivered, will be duly authorized and validly issued, and such Shares will be free and clear of all liens (other than transfer restrictions imposed by applicable laws, and transfer restrictions imposed hereunder or under the Declaration of Trust), preemptive rights, subscription and similar rights.

2.        Organization, Good Standing and Qualification; Authority and Approval. The Trust (a) is a legal entity duly organized, validly existing and in good standing under the laws of Maryland, (b) has all requisite power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder, and (c) has duly and properly taken all organizational action necessary in order to execute and deliver this Subscription Agreement and to perform its obligations hereunder. The Trust has made available to Subscriber, as of the date hereof, true, complete and correct copies of its Declaration of Trust, by-laws, Management Agreement, Administration Agreement and Redemption Plan and each such document as so delivered is in full force and effect and, as of the date hereof, has not been amended, modified or supplemented.

3.       Execution and Enforceability. This Subscription Agreement has been, and at the initial closing under this Subscription Agreement (the “Closing”), any other documents executed and delivered by the Trust in connection herewith, will be, duly executed and delivered by the Trust and constitutes, and at the Closing, any such other documents will constitute, a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.         Governmental Filings; No Violations.

(a)           No notices, reports or other filings are required to be made by the Trust with, nor are any consents, registrations, approvals, permits, qualifications or authorizations required to be obtained by the Trust from, any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity (each a “Governmental Entity”) in connection with the execution, delivery and performance of this Subscription Agreement by the Trust, except as may be required under federal and state securities laws.

(b)           The execution, delivery and performance by the Trust of this Subscription Agreement will not: (i) constitute or result in a breach or violation of, or a default under, its organizational documents or (ii) require the consent, notice or other action by any person (other than a Governmental Entity) under, or, with or without notice, lapse of time or both, result in a breach or violation of, a termination (or right of termination) or default under, the creation or acceleration of any obligations under or the creation of a lien, pledge or encumbrance on any of the assets of the Trust, pursuant to any contract or agreement binding upon the Trust or under any law to which the Trust is subject, except in the case of clause (ii) for any such consent, notice, action, breach, violation, termination, default, obligation, lien, pledge or encumbrance that would not, individually or in the aggregate, reasonably be expected to materially and adversely impact the Trust, its assets or its ability to perform its obligations under this Subscription Agreement.

5.         Compliance with Laws. The Trust is in compliance in all material respects with all applicable laws, except for any noncompliance that would not reasonably be expected to have a material adverse effect on the Trust, and to the Trust’s knowledge there exists no event that, with notice or passage or time or both, would reasonably be expected to constitute a conflict, violation, breach or default with, of or under any such applicable law that would reasonably be expected to have a material adverse effect on the Trust.

6.         Litigation. As of the date hereof, there are no litigations, arbitrations or similar dispute resolution procedures pending or, to the knowledge of the Trust, threatened in writing against or involving the Trust, that (a) challenge the validity or enforceability of any of the Trust’s obligations under this Subscription Agreement or (b) would, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the performance of the Trust’s obligations under this Subscription Agreement. As of the date hereof, the Trust is not a party to or subject to the provisions of any material judgment, order, writ, injunction, decree or award of any Governmental Entity that would, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the performance of the Trust’s obligations under this Subscription Agreement.

7.        Brokers and Finders. Neither the Trust nor any of its affiliates is liable for any investment banking fee, finder’s fee, brokerage commission or other like payment in connection with the sale of the Shares under this Subscription Agreement that will be the obligation of the Trust, and neither the Trust nor any of its affiliates is a party to any agreement which might give rise to any valid claim against the Trust for any such fee, commission or similar payment.

8.        REIT Status. The Trust has been organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Code. The Trust will make an election to be treated as a REIT for the year ended December 31, 2024. The Trust’s proposed method of operation, as described in the Memorandum, will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

Annex B:

IRS Form W-9

B-1

Annex C:

Anti-Money Laundering and Beneficial Ownership Information

C-1

Annex D:

FINRA Rule 2111 Suitability Questionnaire & Regulation Best Interest Questionnaire

D-1

Annex E:

Fortress Investor Privacy Notice

 E-1